UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2024

TECOGEN INC. (OTCQX: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Road
North Billerica, Massachusetts 01862
(Address of Principal Executive Offices and Zip Code)

45 First Avenue
Waltham, MA 02451
(Former Address of Principal Executive Offices and Zip Code)
(781) 466-6400
(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to stockholders of Tecogen Inc. (the “Company”) at its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 6, 2024:

Proposal 1: Election of Directors: to elect seven (7) directors of the Company.

Proposal 2: Ratification of Appointment of Auditors: to ratify the appointment of Wolf & Company, P.C. as independent registered public accountants for the Company.

Proposal 3: Reverse Stock Split: to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a combination of the Company’s outstanding shares of common stock into a lesser number of shares, or a reverse stock split, ranging from 1-for-4 to 1-for 6, with the specific ratio of such split and the implementation and timing thereof subject to the discretion of the Company’s board of directors (the “Reverse Stock Split”).

Proposal 4: Say-on-Pay: to approve, on a non-binding advisory vote basis, the compensation paid to named executive officers of the Company for 2023.

The number of votes cast for and against, and the number of abstentions and broker non-votes, with respect to each proposal voted upon are set forth below:

Proposal 1: Election of Directors

All of the nominees received at least a plurality of the votes cast by stockholders entitled to vote thereon and therefore each of the nominees were elected to serve as directors of the Company to hold their positions until the 2025 annual meeting of stockholders or until their resignation or their successors are duly elected and qualified. The votes were as follows:

Nominee	For	Withheld	Broker Non-Votes
John M. Albertine	8,831,567	417,463	4,523,488
Angelina M. Galiteva	8,837,086	411,944	4,523,488
Ahmed F. Ghoniem	8,763,767	485,263	4,523,488
John N. Hatsopoulos	8,851,473	397,557	4,523,488
Susan B. Hirsch	8,832,477	416,553	4,523,488
Earl R. Lewis, III	8,907,367	341,663	4,523,488
Abinand Rangesh	8,832,367	416,663	4,523,488

Proposal 2: Ratification of Appointment of Auditors

The holders of a majority of the shares entitled to vote thereon voted in favor of the ratification of the appointment of Wolf & Company, P.C. to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024. The votes were as follows:

For	Against	Abstain
13,638,003	2,455	132,060

Proposal 3: Reverse Stock Split

The holders of 42.18% of the outstanding shares of the Company’s common stock (less than the required majority of the outstanding shares) voted in favor of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split, so the Reverse Stock Split was not approved by stockholders of the Company. The votes were as follows:

For	Against	Abstain
10,483,270 (42.18%)	3,281,998	7,250

Proposal 4: Say-on-Pay

The holders of a majority of the shares entitled to vote thereon present in person or voting by proxy voted to approve, on a non-binding advisory basis, the compensation paid to named executive officers of the Company for 2023. The votes were as follows:

For	Against	Abstain
8,738,833	267,855	242,342

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Abinand Rangesh
June 6, 2024	Abinand Rangesh, Chief Executive Officer